Manager Profile


Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation. Today, Lincoln Investment Management Inc. (LIM) brings to the Fund the skills and expertise that it has developed through management of the assets of Lincoln National Corporation, as well as pension plans, foundations, endowments, and other asset groupings.

LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM currently has over $35 billion in assets under management, and over the past year, total investment transactions exceeded $100 billion. The amount and breadth of this investment expertise and activity allows LIM to deliver substantial value to the investment process.

LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 15 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.

David A. Berry, who had been the Fund's portfolio manager since 1992, was promoted to oversee several areas within the investment management company. In February of 1995, David C. Fischer assumed the portfolio management role for the Lincoln National Income Fund, Inc. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry and has worked closely with Mr. Berry to continue the investment strategies the Fund already had in place.


Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.

The investment portfolio will have a significant component of direct placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1995, has chosen not to do so.

President's Letter


     January 26, 1996


Dear Shareholders,


Nineteen ninety-five was a welcome change from the tumultuous financial markets of 1994. Following one of the worst bear markets for bonds in history, 1995 was one of the best. Bonds, as measured by the Lehman Corporate Bond Index, returned 22.3 percent for the year. This compares to the S&P stock index return of 37.5 percent.

The Lincoln National Income Fund, Inc. (LND) was clearly one of the best performing bond funds of 1995. The Fund's market return was 39.1 percent and the net asset value (NAV) return was 27.4 percent. The market return, which incorporates the narrowing of the Fund's discount to NAV, gave our shareholders returns better than the equity market. The Fund placed second of 32 in NAV return for its Morningstar peer group in 1995. The Fund's long-term performance is also exceptional, meriting an upgrade in our Morningstar rating during the year from 3-star to 4-star.

A variety of factors helped drive the bull run in the bond and equity markets in 1995. The Federal Reserve Bank tightenings embarked upon in 1994 began to impact the economy in 1995. The result was slowing growth coupled with benign inflation. This "soft landing" combined with record corporate profits and robust merger activity were all fuel for rallying financial markets.

We are pleased about LND's comparatively low discount to NAV of 4.3 percent, as most other closed-end bond funds have larger discounts. A low discount to NAV is a statement by the market of its confidence in the Fund going forward. We appreciate the confidence and will continue to work hard to further reduce the discount and meet investor expectations in 1996 and beyond.

With interest rates at their current low levels, maintaining the Fund's dividend will continue to be a challenge. However, we will continue to emphasize diligent credit selection, call-protection, and the utilization of private placements in the Fund in an attempt to maintain our attractive dividend.

Net investment income for the Fund totaled $9.95 million in 1995 versus $8.66 million for the prior year. On December 18, 1995, the Board of Directors declared a dividend of $0.43 per share and a capital gains distribution of $0.05 per share. This brought total 1995 payouts to $1.32 per share a 3.1 percent increase over 1994. The fourth quarter dividend was payable January 17, 1996 to shareholders of record as of December 29, 1995.

Economic growth has slowed recently, and we see this slow growth continuing into 1996. However, we do not believe an outright recession will occur in the next twelve months. We see little in the way of inflationary pressures "in the pipeline," and anticipate CPI inflation falling into the 2 to 2.5 percent range in the first half of the year. Thus, we see modestly lower interest rates and maintain a positive outlook on the bond market for 1996. The bond market should be less volatile -- perhaps taking a breather from the roller coaster movements of the last two years.


Sincerely,



H. Thomas McMeekin
President

Portfolio Manager's Commentary


In 1995, ten-year Treasury interest rates declined by 225 basis points, more than offsetting the significant rise in interest rates and resultant bond market debacle of 1994. To say that we've had a lot of interest rate volatility in the last two years is quite an understatement.

As noted in the President's letter, the Fund was an exceptional performer in 1995. All of the financial markets enjoyed a very big up year--both stocks and bonds. This performance was most directly a result of the Federal Reserve-engineered economic slowdown, the elusive "soft landing." This time however, it certainly looks like the Fed has succeeded in pushing a recession off into the future. Record corporate profits also were a major factor in the performance of the equity markets and the corporate bond market.

Bonds returns come primarily from taking a combination of interest rate risk and credit risk. Positioning of the Fund in both these risk categories throughout the year gave rise to above-market returns. The performance of the Fund can be attributed to the decline in interest rates and the excellent performance of corporate bonds relative to Treasury bonds. LND benefited from good performances in several sectors of the bond market in which the Fund had significant positions. These sectors were: airlines, media and cable, and high-yield or "junk" bonds.

The leverage of the Fund via the Variable Term Preferred (VTP) continues to magnify the net asset value (NAV) change in the Fund due to interest rate changes. This effect is seen by looking at the NAV performance of the Fund over the last two years. The leverage benefited the Fund's total return in 1995 by approximately 500 basis points. To a similar degree, the leverage had negative effect in 1994. We have been making adjustments in the average maturity of the portfolio and other changes to reduce the interest sensitivity of the NAV.

Although the VTP does add some risk, this instrument is issued at a cost competitive with the highest-quality corporate commercial paper, and is a very cheap cost of funds over time. The VTP auctions in the institutional money market every 28 days. Borrowing in this manner allows the Fund to take advantage of the historical steepness in the "yield curve" -meaning that the Fund will be investing in intermediate securities that on average have better yields than the VTP's short term interest rate borrowing cost. Our plan is to continue borrowing for the Fund with the VTP, while taking other steps to reduce the Fund's NAV sensitivity.

For 1996, we still like the airline industry and maintain a significant exposure to bonds of the companies in this industry (6.2% of the Fund's assets). High-yield bonds, defined as those rated below BBB, have been reduced from 21% of assets to 16% of assets during the year. The reduction in the high yield sector has been made to position the Fund a little more defensively should a recession crop up unexpectedly in the next 12-18 months. We are comfortable with our continued healthy exposure to the bonds of this economically sensitive sector, as our view is that the Fed has averted a near-term recession with the beginning of an easing in monetary policy in late 1995.

We are watching the budget showdown in Washington closely. The financial markets in 1995 built in significant optimism for long-term budget deficit reduction. If the end result dashes these hopes, the financial markets could be in for a correction.

The Fund has been emphasizing the acquisition of private placement securities in an attempt to maintain a high level of income. Private placements during the year grew from 9% of assets to 16% of assets. We plan to continue to grow private placements in 1996, especially looking for those that have convertible or other equity-type features.

Total Fund Investments
At Market or Fair Values as of December 31

@Mini Table@          1995                   YEAR     INCOME FUND    LEHMAN CORPORATE    S&P 500 INDEX
     1973         3.20%    2.28%  (14.69%)     1985        17.30%              21.30%           31.73%

     1974       (12.60%)   0.17%  (26.47%)     1986        17.55%              15.62%           18.67%

     1975        13.03%   12.30%   37.23%      1987         5.04%               2.29%            5.25%

     1976        17.24%   15.59%   23.93%      1988        15.35%               7.58%           16.56%

     1977         7.82%    2.99%   (7.13%)     1989        17.38%              14.23%           31.63%

     1978         7.28%    1.18%    6.58%      1990         1.31%               8.28%           (3.11%)

     1979        12.92%    2.30%   18.60%      1991        21.34%              16.13%           30.40%

     1980        15.37%    3.06%   32.46%      1992         6.96%               7.58%            7.61%

     1981         4.73%    7.26%   (4.92%)     1993        15.89%              11.03%           10.06%

     1982        26.24%   31.10%   21.55%      1994        (7.52%)             (3.93%)           1.31%

     1983        14.67%    7.99%   22.56%      1995        27.35%              22.25%           37.53%

     1984        16.88%   15.02%    6.27%

-----------------------------------------------------------------------------------------------------


Lincoln National Income Fund, Inc. has provided a superior long-term performance record. The data in the table above indicates that the fund has provided a positive total return in 21 of its 23 years of existence.

Dividend History

The Fund in its lifetime has distributed common dividends of $26.08 which represents 208.6 percent of its offering price of $12.50 as adjusted for the 1993 common stock split. On February 27, 1992, the Fund changed its policy of retaining long-term capital gains to one of distributing them. Long-term capital gains paid in 1995 totaled $0.05 per share on a common stock equivalent basis. Previous year retention's allowed the Fund to grow its assets by $6,490,689 which is net of capital gains tax. The table below shows the 23-year common dividend per share history as adjusted for the two-for-one stock split.

 YEAR    ANNUAL DIVIDEND  YEAR  ANNUAL DIVIDEND  YEAR  ANNUAL DIVIDEND

 1973              $0.69  1981           $1 .04  1989            $1.17

 1974               0.86  1982             1.12  1990             1.18

 1975               0.73  1983             1.14  1991             1.15

 1976               0.87  1984             1.20  1992             1.68

 1977               0.90  1985             1.27  1993             1.77

 1978               0.90  1986             1.17  1994             1.28

 1979               0.92  1987             1.52  1995             1.32

 1980               0.97  1988             1.23

----------------------------------------------------------------------

Asset Classification
As of December 31, 1995


     Note:  "Other Assets" includes Short-Term Investments.


Distribution by Quality
As of December 31, 1995



Common Stock Market Prices & Net Asset Value History *

@MINI TABLE@                   Market     Market PriXXrXXX                                            H EAVY MACHINERY
                             Price High             Price
                                                    Close     Volume


G eneral Electric Capital    $ 1,214,130                              C aterpillar     $    985,760                            0.7%
                                                                      Inc.

GM Acceptance Corp.            1,826,670

G reentree Financial Corp.     1,079,687                              H OSPITAL
                                                                      MANAGEMENT

M errill Lynch Mortgage          940,464                              C hampion             500,003                            0.4%
                                                                      Healthcare Co.

Mid-State Homes                1,046,048

N RUC Finance Corporation      1,013,150                              H OTELS

P ru-Home Mortgage Sec.        1,011,440                              H ilton Hotel         524,670                            0.4%
                                                                      Corporation

Resolution Trust Corp.           538,535

S alomon Inc.                  1,080,629                              H OUSEHOLD
                                                                      PRODUCTS

T he Money Store               1,098,043                              P laytex              220,000
                                                                      Family
                                                                      Products

V an Kampen Merritt Comp.        258,750                              S cotsman             250,000
                                                                      Group

                           -------------                                            ---------------
                              18,322,646               13.4%                                470,000                            0.3%

                                                                      I NDUSTRIAL

F OOD AND BEVERAGE                                                    E ssex Group          245,000                            0.2%
                                                                      Inc.

Coca-Cola Enterprises Inc.     1,139,770

C oca-Cola Femsa SA DE         1,052,951                              I NSURANCE

C onAgra Inc.                  1,584,045                              A llState           1,067,530
                                                                      Corporation

D el Monte Corporation           550,332                              N ationwide         1,168,060

D esert Eagle Distributing     2,832,053                              T ravelers          1,767,045
                                                                      Inc.

                                                                                    ---------------
F leming Companies Inc.          843,230                                                  4,002,635                            2.9%

Riverwood International          278,125

S afeway Inc.                    287,500                              M ETALS AND
                                                                      MINING

                           -------------
                               8,568,006                6.2%          Cyprus Amax           534,065
                                                                      Minerals

F OREIGN AND FOREIGN GOV'T                                            I NCO LTD           1,153,700

                                                                                    ---------------
C emex SA                        237,812                                                  1,687,765                            1.2%

Noranda Inc.                   1,644,330

P rovince de Quebec            1,204,840                              M ISCELLANEOUS

                           -------------
                               3,086,982                2.3%          Authorized                153
                                                                      Dist.Network

F OREST PRODUCTS                                                      H uron                549,987
                                                                      Technologies
                                                                      Inc.

C rown Pacific Limited         1,146,939                              K eystone             193,000
                                                                      Group

M DAS Investors Ltd               50,000                              L ouis              1,076,537
 Partners                                                             Dreyfus
                                                                      Corporation

W est Fraser Mills LTD         1,103,649                              N ebraska             537,041
                                                                      Book Company

                           -------------
                               2,300,588                1.7%          Stackpole             499,992
                                                                      Magnetic Sys.

                                                                                    ---------------
F UNERAL HOMES                                                                            2,856,710                            2.1%

Loewen Group Inc.              1,870,000                1.4%
---------------------------------------------------------------------------------------------------------------------------------

Portfolio of Investments
 by Industry
 Classification
 (continued)
(Unaudited)

                              Market or            Percent                              Market or                         Percent
                             Fair Value            of Net                               Fair Value                        of Net
                                                   Assets                                                                 Assets

GOVERNMENT/GOV'T AGENCY                                                                              RESTAURANT

F HLMC                       $ 2,337,225                              P lanet          $    750,010                            0.5%
                                                                      Hollywood
                                                                      Inter'l

FNMA                                              1,361,355

G NMA                                             4,789,337                                          R ETAIL

                                                -----------
                                                  8,487,917                      6.2%                Federated             270,625
                                                                                                     Department Stores

                                                                                                     K mart Corporation    188,053

N ATURAL GAS                                                                                         M urray's             500,000
                                                                                                     Discount Auto
                                                                                                     Stores

A rkla Inc.                                       1,141,890                                          S ears Roebuck &    2,522,280
                                                                                                     Company

                                                                                                                       -----------
C oastal Corporation           1,193,090                                                  3,480,958                            2.5%

Penn Fuel Gas Inc.                                1,070,835

                                                -----------
                                                  3,405,815                      2.5%                STEEL

                                                                                                     A K Steel             276,875
                                                                                                     Corporation

P APER AND PAPER PRODUCTS                                                                            S teel Dynamics       124,839
                                                                                                     Holdings Inc.

C ontainer Corp. of America                         255,000                                          S teel Dynamics       875,237
                                                                                                     Inc.

D omtar Inc.                                        265,000                                          S teel                551,726
                                                                                                     Technologies

                                                                                                                       -----------
S weetheart Cup Company          252,500                                                  1,828,676                            1.3%

                           -------------
                                                    772,500                      0.6%

                                                                                                     T
                                                                                                     ELECOMMUNICATIONS

P ETROLEUM                                                                                           C entury            1,278,513
                                                                                                     Telephone
                                                                                                     Enterprise

A tlantic Richfield Company                       1,272,790                                          M CI                1,096,660
                                                                                                     Communications
                                                                                                     Corp.

O ccidental Petroleum Corp.                       1,796,356                                          N ew England        1,219,100
                                                                                                     Telephone

O ryx Energy Company                              1,122,100                                          N ynex Corporation  2,164,940

P ennzoil Company                                 1,277,490                                          T                   2,188,200
                                                                                                     ele-Communications Inc.

                                                                                                                       -----------
U nion Oil Co. of              1,160,430                                                  7,947,413                            5.8%
 California

                           -------------
                                                  6,629,166                      4.8%

P UBLIC UTILITY                                                                                      T OBACCO

C leveland Electric Illum.       967,090                              R JR Nabisco        2,092,260                            1.5%
 Co.                                                                  Inc.

Commonwealth Edison  Inc.                         1,099,690

G ulf States Utilities Company                      502,760                                          T RANSPORTATION

H ouston Lighting & Power                         1,667,040                                          C oncordia          1,046,329
                                                                                                     Maritime

L ong Island Lighting Co.                         2,038,810                                          F ederal Express    1,480,387
                                                                                                     Corp. - Global

L ouisiana Power & Light Co.                      1,084,810                                          G eorgia Pacific    1,756,515
                                                                                                     Corporation

                                                                                                                       -----------
N iagara Mohawk Power            511,455                                                  4,283,231                            3.1%

PacifiCorp                                        1,153,460

P ennsylvania Power & Light                         566,825                                          W ASTE MANAGEMENT

T exas Utilities Electric      1,059,180                              B                     501,250                            0.4%
 Co.                                                                  rowning-Ferris Industries

                                                                                    ---------------
Virginia Electric & Power                         1,083,570

                                                -----------
                              11,734,690                8.6%                   Total   $135,051,616                           98.5%
                                                                           Long-Term
                                                                         Investments

----------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements


NOTE A - SUMMARY OF ACCOUNTING POLICIES

Lincoln National Income Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Public debt securities and certain direct placement securities, which are traded in a secondary market system for trading restricted securities in reliance upon SEC Rule 144A, are valued at the composite price as determined by a pricing service which uses market transactions as inputs. Short-term investments are stated at cost which approximates market.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. For 1995, all direct placement securities, which totaled $22,300,762 and represents 16.3% of total net assets, were valued by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

OTHER

Security transactions are accounted for on the day after the trade date for equity securities and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days. In addition, in the preparation of financial statements management relies on the use of estimates where necessary.

Notes to Financial Statements


NOTE B - INVESTMENTS

Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:

 1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

 2) Warrants owned by the Fund do not carry registration rights.

 3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.

The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $37,538,341 and $36,093,716, respectively, in 1995; and $58,862,311 and $39,848,966, respectively in 1994.

NOTE C - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under an agreement between the Fund and Lincoln Investment Management, Inc. (the Advisor), the



(continued)

Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund as of the close of business on the last business day of the quarter (.75% on an annual basis) and 1.5% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred stock.

Prior to May 21, 1993, the Fund paid a Management fee of .125% (.5% on an annual basis) of net asset value of the Fund as of the close of business on the last business day of the quarter. Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess at least annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due for 1995 or 1994.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Notes to Financial Statements



NOTE D - EXCESS OF OTHER ASSETS OVER LIABILITIES
The net asset caption "excess of other assets over liabilities" consisted of the following:



Accrued investment income receivable    $ 2,558,667
Accrued dividends payable                (3,304,825)
Management fees payable                    (295,457)
Other - Net                                 177,040
Cash                                        978,750
                                      -------------
                                        $   114,175
---------------------------------------------------



NOTE E - NET ASSETS
Net assets at December 31, 1995, consisted of the following:



Preferred Stock, par value $1.00 per
 share (authorized 1,000,000 shares)
Variable Term Preferred Stock,  issued    $ 40,000,000
 and outstanding 40,000 shares,
 liquidation preference $1,000 per
 share:
Common Stock, par value $1.00 per share      6,832,195
 (authorized 10,000,000 shares), issued
 and outstanding 6,832,195 shares
Proceeds in excess of par value of          73,101,180
 shares issued
Undistributed realized gain on               6,490,689
 investments, net of taxes paid
Undistributed net investment income            128,250
Net unrealized appreciation of              10,611,144
 investments
                                        --------------
          Total Net Assets                $137,163,458
                                        --------------
------------------------------------------------------

NOTE F - INCOME TAXES
The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1995, the aggregate gross unrealized


(continued)
appreciation of investments was $11,229,650 and the aggregate gross unrealized depreciation was $618,506.

NOTE G - VARIABLE TERM PREFERRED STOCK

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon noncompliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the year ended December 31, 1995, dividend rates have ranged from 5.50% to 5.95% and the average dividend rate was 5.75%.

NOTE H - RIGHTS OFFERING

On July 28, 1994, the Fund received proceeds from a three-for-one rights offering. The shares were issued at a price of $12.61 per common share which represented 95% of the June 30, 1994, net asset value. The offering was fully subscribed and an additional 1,697,886 common shares were issued on July 28, 1994. The proceeds of $21,410,343 were reduced by approximately $160,000 of anticipated expenses associated with the rights offering. Through September 1995, all expenses associated with this rights offering were paid ($85,652). Therefore, the remaining $74,348 was added back into the Fund's net assets.

NOTE I - UNAUDITED QUARTERLY RESULTS OF OPERATIONS
The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:



                                          MARCH 31   JUNE 30   SEPT. 30   DEC. 31
 1995
Investment Income  (000)                   $ 2,822   $ 2,909    $ 2,865   $ 2,871
Net Investment Income  (000)                 2,463     2,504      2,491     2,489
Net Realized and Unrealized  Gain on         4,547     6,510        482     3,277
 Investments  (000)
Per Share Amounts:

          Net Investment Income               0.36      0.37       0.36      0.37
          Net Realized and Unrealized         0.67      0.95       0.07      0.48
           Gain on Investments


 1994

Investment Income  (000)                   $ 2,249   $ 2,365    $ 2,546   $ 2,913
Net Investment Income  (000)                 1,921     2,010      2,179     2,551
Net Realized and Unrealized Loss on         (5,285)   (3,231)    (2,369)   (1,074)
 Investments  (000)
Per Share Amounts:

          Net Investment Income               0.38      0.39       0.33      0.37
          Net Realized and Unrealized        (1.04)     (.63)      (.35)     (.16)
           Gain on Investments
---------------------------------------------------------------------------------

Report of Independent Accountants



To the Shareholders and Board of Directors of Lincoln National Income Fund,
Inc.:

We have audited the accompanying statement of net assets of Lincoln National Income Fund, Inc., including the portfolio of investments in securities as of December 31, 1995, and the related statements of operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Income Fund, Inc. as of December 31, 1995, the results of its operations, cash flows and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



Fort Wayne, Indiana
January 26, 1996

Directors & Officers of the Fund




@MINI TABLE@DIRECTORS    DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES